EXHIBIT 99.1
                                                                    ------------



FOR IMMEDIATE RELEASE
Contact:
Bruce Riggins         Melissa Thompson        Jerry Daly or Carol McCune
Director of Finance   Director of Corporate   Daly Gray Public Relations (Media)
(202) 295-2276        Communications          (703) 435-6293
                      (202) 295-2228


           INTERSTATE HOTELS & RESORTS REPORTS SECOND-QUARTER RESULTS


         WASHINGTON, D.C., August 8, 2002--Interstate Hotels & Resorts (NYSE:
IHR), the nation's largest independent hotel management company, today reported pro forma results for the second quarter ended June 30, 2002. The company was formed July 31, 2002, following the merger of MeriStar Hotels & Resorts (NYSE:
MMH) and Interstate Hotels Corporation (Nasdaq: IHCO). Both combined pro forma financial data (assuming the merger was completed on January 1, 2001) and historical financial data for the two former companies for the 2002 second quarter are included in the tables of this press release.

         Second-quarter pro forma revenues for 2002 declined 0.7 percent to $316.8 million. Excluding non-recurring items, pro forma net income for the quarter was $0.1 million, or $0.01 per share on a diluted basis, compared to pro forma net loss of $(0.7) million, or $(0.03) per share, in the 2001 second quarter. Recurring pro forma earnings before interest, taxes, depreciation and amortization (EBITDA) rose 14.6 percent to $7.7 million.

         The pro forma statement of operations for the 2002 second quarter includes the following non-recurring charges:

         o $7.2 million gain related to the assignment of 47 leases to a subsidiary of Winston Hotels

                  (NYSE: WXH).


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Interstate Hotels & Resorts
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         o        $0.7 million charge related to the closing of corporate
                  housing operations in Sunnyvale, Calif.

         o $1.6 million of costs related to the merger of MeriStar Hotels & Resorts and Interstate Hotels Corporation and a tender offer made by an unrelated third party.

         Same-store revenue per available room (RevPAR) for all full-service managed hotels in the 2002 second quarter decreased 10.4 percent to $74.69. The decline was driven by a 6.9 percent fall-off in average daily rate (ADR) to $106.40 and a 3.7 percent drop in occupancy to 70.2 percent.

         Same-store RevPAR for all limited-service managed hotels in the 2002 second quarter fell 5.7 percent to $60.67. ADR decreased 5.2 percent to $85.33, and occupancy declined 0.4 percent to 71.1 percent.

         On a historical basis, net income for MeriStar Hotels & Resorts was $6.9 million, or $0.18 per diluted share, in the 2002 second quarter, compared to net loss of $(1.4) million, or $(0.03) per diluted share, in the second quarter of 2001. Net loss available to common stockholders for Interstate Hotels Corporation was $(12.7) million, or $(2.08) per diluted share, in the 2002 second quarter, compared to net loss of $(0.1) million, or $(0.01) per diluted share, in the second quarter of 2001.

         "The merger creates a stronger company with an excellent balance sheet, great geographic dispersion and a solid platform for growth," said Paul W. Whetsell, chairman and chief executive officer. "We have been working hard for the past three months to ensure that this merger would be as smooth and transparent as possible, especially at the property level. We are


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Interstate Hotels & Resorts
Page 3

fortunate that our operating philosophies and cultures are quite similar, and we already are operating as a unified company."

         Whetsell said that both MeriStar Hotels & Resorts and Interstate Hotels Corporation's results exceeded their internal plans for the first half of the year. In addition, he noted that the assignment of the remaining 47 leases for $17 million to a subsidiary of Winston Hotels during the second quarter was a significant de-leveraging event and would benefit both companies. "The conversion of the leases to management contracts provides for a more stable and predictable earnings stream and reflects a much better business model for both Winston Hotels and Interstate Hotels & Resorts going forward."

         The company's corporate housing division, BridgeStreet Corporate Housing Worldwide, achieved improved results within its U.S. markets. "The improvement domestically can be attributed to an inventory adjustment in the second half of 2001 when we reduced our number of leased apartments and a restructuring of our operations within the division. European operations experienced a decline in demand due to a decrease in business travel both to and within Europe."

MERGER COMPLETED

         Following the end of the second quarter, MeriStar Hotels & Resorts and Interstate Hotels Corporation completed their merger. The combined company, Interstate Hotels & Resorts, Inc. (NYSE: IHR), began trading on August 1. In conjunction with the merger, Interstate Hotels & Resorts will evaluate and consolidate its operating activities, including personnel and offices. The company will record a restructuring charge in the third quarter for the costs associated with the consolidation of these functions.


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Interstate Hotels & Resorts
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         "With over 400 hotels and approximately 86,000 rooms under management, our size allows us to achieve significant economies of scale," said John Emery, president and chief operating officer. "We are on target to realize annualized synergistic corporate savings of approximately $8 million to $10 million."

OUTLOOK

         "The anticipated economic recovery has been delayed, and nationwide travel, particularly among business transient travelers, has remained sluggish," Emery said. "We are working diligently to improve our transient business traveler base for our managed properties. The struggling economy and the heightened security measures at airports, however, continue to negatively impact this sector, especially for shorter trips. This lingering slowdown is expected to make it more difficult to achieve significant incentive fees in the second half of the year."

         With regard to growth opportunities available to the company, Emery commented, "We have a joint venture in place to acquire $300 million to $500 million of hotel assets, and we are beginning to see more attractively priced properties that represent significant turnaround opportunities."

         For the third quarter of 2002, the company expects pro forma EBITDA of $6 million to $8 million and net income per share of $(0.05) to $0.01. For the full year 2002, the company expects pro forma EBITDA of $30 million to $34 million and net income per share of $(0.07) to $0.05.

KEY FINANCIAL INFORMATION

         Pro forma as of June 30, 2002:


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Interstate Hotels & Resorts
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         o        Total debt of $130.2 million
         o        Cash balance of $16.1 million
         o        Total debt to annual EBITDA of 4.0x
         o        Senior debt to annual EBITDA of 2.1x
         o        Annual interest coverage ratio of 2.3x
         o        Average cost of debt of 7.1 percent

         To listen to a webcast of the company's second-quarter conference call today, August 8, at 11 a.m. Eastern time, interested parties may visit the company's Web site at www.ihrco.com and click on Investor Relations and then Second-Quarter Conference Call. Interested parties also may listen to an archived webcast of the conference call on the Web site, or may dial (800) 405-2236, pass code 489283, to hear a telephone replay. The telephone replay will be available through Monday, August 12, 2002. The archived webcast will be available on Interstate Hotels & Resorts' Web site.

         Interstate Hotels & Resorts operates more than 400 hospitality properties with approximately 86,000 rooms in 45 states, the District of Columbia, Canada and Russia, including 55 properties managed by Flagstone Hospitality Management, a subsidiary of Interstate Hotels & Resorts. BridgeStreet Corporate Housing Worldwide, an Interstate Hotels & Resorts subsidiary, is one of the world's largest corporate housing providers, offering upscale, fully furnished corporate housing throughout the United States, Canada, the United Kingdom, France and 39 additional countries through its network partners.

         For more information about Interstate Hotels & Resorts, visit the company's Web site: www.ihrco.com.

         THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ABOUT INTERSTATE HOTELS & RESORTS, INCLUDING


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Interstate Hotels & Resorts
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THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND
COMPOSITION OF REVENUES, AMONG OTHERS, AND STATEMENTS CONTAINING WORDS SUCH AS "EXPECTS," "BELIEVES" OR "WILL," WHICH INDICATE THAT THOSE STATEMENTS ARE FORWARD-LOOKING. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY, ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY, THE IMPACT OF THE EVENTS OF SEPTEMBER 11, 2001, LEGISLATIVE AND REGULATORY CHANGES, AVAILABILITY OF DEBT AND EQUITY CAPITAL, INTEREST RATES, COMPETITION, SUPPLY AND DEMAND FOR LODGING FACILITIES IN OUR CURRENT AND PROPOSED MARKET AREAS, AND THE COMPANY'S ABILITY TO MANAGE INTEGRATION AND GROWTH. ADDITIONAL RISKS ARE DISCUSSED IN INTERSTATE HOTELS & RESORTS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING INTERSTATE HOTELS & RESORTS' ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND JOINT PROXY STATEMENT AND PROSPECTUS, FILED ON JULY 2, 2002.

INTERSTATE HOTELS & RESORTS, INC.
PRO FORMA STATEMENTS OF OPERATIONS (1) (2)
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS AND OPERATING STATISTICS)

                                             THREE MONTHS ENDED JUNE 30   SIX MONTHS ENDED JUNE 30
                                             --------------------------   ------------------------
                                                     2002       2001           2002       2001
                                                     ----       ----           ----       ----
Revenue
    Lodging revenues                              $ 37,146   $ 45,492      $ 69,430    $ 89,211
    Net mangement fees                              15,749     17,700        29,909      33,377
    Corporate housing                               27,424     26,488        51,670      50,937
    Other fees                                       6,492      4,437        11,263       9,821
                                                  --------   --------      --------    --------
                                                    86,811     94,117       162,272     183,346

   Other revenue from managed properties           229,954    224,981       404,794     415,226
                                                  --------   --------      --------    --------
Total revenue                                      316,765    319,098       567,066     598,572

Operating expenses by department:
    Lodging expenses                                 9,960     12,566        18,764      24,748
    Corporate housing                               20,415     19,464        39,236      36,805
    Property operating costs                         7,787      9,616        14,852      33,584
    Administrative and general                      25,985     28,431        48,817      55,409
    Lease expense                                   14,917     17,277        27,569      18,431
    Depreciation and amortization                    4,842      5,455         9,759      10,657
    Charges to investments in and advances to
        affiliates, accounts and notes
        receivable, and other                            -          -             -      15,298
    Gain on Winston lease conversion                (7,229)         -        (7,229)          -
    Merger costs                                     1,622        614         2,001       4,385
    Restructuring expenses                             682        912           682         912
                                                  --------   --------      --------    --------
                                                    78,981     94,335       154,451     200,229

   Other expenses from managed properties          229,954    224,981       404,794     415,226
                                                  --------   --------      --------    --------
Total operating expenses                           308,935    319,316       559,245     615,455
                                                  --------   --------      --------    --------

Net operating income (loss)                          7,830       (218)        7,821     (16,883)

Interest expense, net                                2,488      2,559         5,398       4,962
Equity in (income) loss of affiliates                  298       (468)          712        (758)
                                                  --------   --------      --------    --------
Loss before minority interests
   and income taxes                                  5,044     (2,309)        1,711     (21,087)

Minority interests                                      52        166            34          15
Income tax benefit                                    (670)      (765)       (1,771)     (7,991)
                                                  --------   --------      --------    --------

Net income (loss )                                $  5,662   $ (1,710)     $  3,448    $(13,111)
                                                  ========   ========      ========    ========

Weighted average number of:
   Basic shares of common stock outstanding (3)     20,179     20,179        20,179      20,179
                                                  ========   ========      ========    ========
   Diluted shares of common stock outstanding (3)   20,718     20,179        20,688      20,179
                                                  ========   ========      ========    ========

Net income (loss) per basic common share          $   0.28   $  (0.08)     $   0.17    $  (0.65)
                                                  ========   ========      ========    ========
Net income (loss) per diluted common share        $   0.27   $  (0.08)     $   0.17    $  (0.65)
                                                  ========   ========      ========    ========

Net operating income (loss)                       $  7,830   $   (218)     $  7,821    $(16,883)
Depreciation and amortization                        4,842      5,455         9,759      10,657
Gain on Winston lease conversion                    (7,229)                  (7,229)          -
Charges to investments in and advances to
        affiliates, accounts and notes
        receivable, and other                            -          -             -      15,298
Merger costs                                         1,622        614         2,001       4,385
Restructuring expenses                                 682        912           682         912
                                                  --------   --------      --------    --------

Recurring EBITDA                                  $  7,747   $  6,763      $ 13,034    $ 14,369
                                                  ========   ========      ========    ========


Net income (loss )                                $  5,662   $ (1,710)     $  3,448    $(13,111)
Adjustments to net loss, net of income taxes:
   Gain on Winston lease conversion                 (7,229)         -        (7,229)          -
    Charges to investments in and advances
        to affiliates, accounts and notes
        receivable, and other                            -          -             -       9,485
   Merger costs                                      1,135        424         1,361       2,719
   Restructuring expenses                              477        629           464         565
   Minority interests                                   60        (19)          (22)       (226)
                                                  --------   --------      --------    --------

Net income (loss), excluding non-recurring items  $    105   $   (676)     $ (1,978)   $   (568)
                                                  ========   ========      ========    ========

(1)     Excludes the effect of EITF 98-9.
(2)     Assumes merger transaction between Interstate Hotels Corporation and
        MeriStar Hotels & Resorts, Inc. was completed on January 1, 2001.
(3) On August 1, 2002 Interstate Hotels and Resorts effected a one-for-five reverse stock split. The weighted average number of basic and diluted common shares outstanding is presented assuming the reverse stock split occurred on January 1, 2001

Pro forma hotel operating statistics:
Full-service hotels:
Occupancy                                             70.2%      72.9%         66.8%       71.4%
ADR                                               $ 106.40   $ 114.33      $ 106.11    $ 115.23
RevPAR                                            $  74.69   $  83.33      $  70.91    $  82.29

Limited-service hotels:
Occupancy                                             71.1%      71.4%         68.2%       69.8%
ADR                                               $  85.33   $  90.06      $  84.44    $  89.05
RevPAR                                            $  60.67   $  64.34      $  57.60    $  62.20

MERISTAR HOTELS & RESORTS, INC.
STATEMENTS OF OPERATIONS (1)
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS AND OPERATING STATISTICS)

                                               THREE MONTHS ENDED JUNE 30,     SIX MONTHS ENDED JUNE 30,
                                               ---------------------------     -------------------------
                                                2002          2001                2002           2001
                                                ----          ----                ----           ----
Revenue
     Rooms                                     $ 32,827       $ 39,121          $ 61,418        $ 76,661
     Food and beverage                            2,037          3,107             3,806           6,241
     Other operating departments                  1,502          1,841             2,751           3,785
     Corporate housing                           27,424         26,488            51,670          50,937
     Management and other fees                   11,925         12,960            22,580          25,643
                                               --------       --------          --------        --------
                                                 75,715         83,517           142,225         163,267

    Other revenue from managed properties       158,080        154,527           270,479         275,367
                                               --------       --------          --------        --------
Total revenue                                   233,795        238,044           412,704         438,634

Operating expenses by department:
     Rooms                                        7,275          8,771            13,781          17,276
     Food and beverage                            1,508          2,304             2,826           4,644
     Other operating departments expenses           973          1,171             1,762           2,213
     Corporate housing                           20,415         19,464            39,236          36,805
Undistributed operating expenses:
     Administrative and general                  17,402         20,383            34,599          39,545
     Property operating costs                     7,442          9,185            14,217          18,149
     Participating lease expense                 14,926         17,089            27,569          33,034
     Depreciation and amortization                2,230          3,411             4,459           6,546
     Gain on Winston lease conversion            (7,229)             -            (7,229)              -
     Charges to investments in and advances
        to affiliates,
        accounts and notes receivable, and other      -              -                 -          15,298
     Merger costs                                   741            614             1,001           4,385
     Restructuring expenses                         682            912               682             912
                                               --------       --------          --------        --------
                                                 66,365         83,304           132,903         178,807

    Other expenses from managed properties      158,080        154,527           270,479         275,367
                                               --------       --------          --------        --------
Total operating expenses                        224,445        237,831           403,382         454,174
                                               --------       --------          --------        --------

Net operating income (loss)                       9,350            213             9,322         (15,540)

Interest expense, net                             2,427          2,777             5,263           5,662
Equity in (income) loss of affiliates              (118)          (327)              116            (440)
                                               --------       --------          --------        --------
Income (loss) before minority interests
    and income taxes                              7,041         (2,237)            3,943         (20,762)

Minority interests                                  325             69               190            (594)
Income tax benefit                                 (206)          (922)           (1,391)         (8,067)
                                               --------       --------          --------        --------

Net income (loss )                             $  6,922       $ (1,384)         $  5,144       $ (12,101)
                                               ========       =========         ========       ==========

Weighted average number of:
    Basic shares of common stock outstanding     37,188         37,172            37,188          36,787
                                               ========       =========         ========       ==========
    Diluted shares of common stock outstanding   39,684         37,172            39,610          36,787
                                               ========       =========         ========       ==========

Net income (loss) per basic common share       $   0.19       $  (0.03)         $   0.14       $   (0.32)
                                               ========       =========         ========       ==========
Net income (loss) per diluted common share     $   0.18       $  (0.03)         $   0.13       $   (0.32)
                                               ========       =========         ========       ==========

Net operating income (loss)                    $  9,350       $    213          $  9,322       $ (15,540)
Depreciation and amortization                     2,230          3,411             4,459           6,546
Charges to investments in and advances to
        affiliates, accounts and notes
        receivable, and other                         -              -                 -          15,298
Gain on Winston lease conversion                 (7,229)             -            (7,229)              -
Merger costs                                        741            614             1,001           4,385
Restructuring expenses                              682            912               682             912
                                               --------       --------          --------        --------

Recurring EBITDA                               $  5,774       $  5,150          $  8,235        $ 11,601
                                               ========       =========         ========       ==========


Net income (loss)                              $  6,922       $ (1,384)         $  5,144        $(12,101)
Adjustments to net loss, net of income taxes:
    Gain on Winston lease conversion             (7,229)             -            (7,229)              -
     Charges to investments in and advances
        to affiliates, accounts and notes
        receivable, and other                         -              -                 -           9,179
    Merger costs                                    445            368               601           2,631
    Restructuring expenses                          409            547               409             547
    Minority interests                              160            (42)              153            (553)
                                               --------       --------          --------        --------

Net income (loss), excluding
        non-recurring items                    $    707       $   (511)         $   (922)       $   (297)
                                               ========       =========         ========       ==========

(1)      Excludes the effect of EITF 98-9.

INTERSTATE HOTELS CORPORATION
STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                        THREE MONTHS ENDED JUNE 30,              SIX MONTHS ENDED JUNE 30,
                                                        ---------------------------              -------------------------
                                                           2002             2001                   2002             2001
                                                           ----             ----                   ----             ----
Lodging revenues                                      $     779           $ 1,423            $   1,455            $ 2,524
Net management fees                                       6,336             6,404               11,994             12,880
Other fees                                                5,451             4,437                9,464              7,945
                                                      ---------           -------            ---------            -------
                                                         12,566            12,264               22,913             23,349

Other revenue from managed properties                    71,874            70,454              134,315            139,859
                                                      ---------           -------            ---------            -------
Total revenue                                            84,440            82,718              157,228            163,208


Lodging expenses                                            549               939                1,030              1,718
Administrative and general                                3,742             2,911                5,685              5,748
Payroll and related benefits                              5,279             5,461                9,522             10,818
Depreciation and amortization                             2,582             2,694                5,110              5,400
Accelerated vesting of preferred stock held
        by executives                                     1,000                 -                1,000                  -
Tender offer costs                                          881                 -                1,000                  -
                                                      ---------           -------            ---------            -------
                                                         14,033            12,005               23,347             23,684

Other expenses from managed properties                   71,874            70,454              134,315            139,859
                                                      ---------           -------            ---------            -------
Total operating expenses                                 85,907            82,459              157,662            163,543
                                                      ---------           -------            ---------            -------
Net operating income (loss)                              (1,467)              259                 (434)              (335)

Interest expense, net                                       937               165                1,912                232
Accelerated amortization of financing fees from
        conversion of debt                                1,223                 -                1,223                  -
Other, net                                                                    (16)                                    (16)
Equity in (income) loss of affiliates                       416              (141)                 596               (318)
                                                      ---------           -------            ---------            -------
Income (loss) before minority interests
        and income taxes                                 (4,043)              251               (4,165)              (233)

Minority interests                                          (12)               54                   52                 90
Income tax expense (benefit)                             (1,105)               79               (1,176)              (129)
                                                      ---------           -------            ---------            -------

Net income (loss)                                        (2,926)              118               (3,041)              (194)

Mandatorily redeemable preferred stock:
     Dividends                                              148               159                  307                318
     Accretion                                              340                15                  355                 30
     Conversion incentive payments                        9,250                 -                9,250                  -
                                                      ---------           -------            ---------            -------
Net loss available to common stockholders             $ (12,664)          $   (56)           $ (12,953)           $  (542)
                                                      =========           =======            =========            =======

Weighted average number of basic and diluted
     shares of common stock outstanding                   6,094             6,539                5,913              6,510
                                                      =========           =======            =========            =======

Net loss per basic and diluted common share           $   (2.08)          $ (0.01)               (2.19)           $ (0.08)
                                                      =========           =======            =========            =======

Net operating income (loss)                           $  (1,467)            $ 259            $    (434)           $  (335)
Depreciation and amortization                             2,582             2,694                5,110              5,400
accelerated vesting of preferred stock
        held by executives                                1,000                 -                1,000                  -
Tender offer costs                                          881                 -                1,000                  -
                                                      ---------           -------            ---------            -------

Recurring EBITDA                                      $   2,996           $ 2,953            $   6,676            $ 5,065
                                                      =========           =======            =========            =======